Shire Pharmaceuticals Group plc
Annual General Meeting 2002

Form of proxy

Please read the Notice of the Annual General Meeting and the notes overleaf before completing this form.

     I/We, being a member/members of Shire Pharmaceuticals Group plc, hereby appoint the Chairman of the Meeting, or* as my/our proxy and on a poll to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held on 13 June 2002 at 11am and at any adjournment thereof.


     Please indicate your vote by marking the boxes in black ink.

     Resolutions                                     For    Against     Abstain



   1 To receive and consider the directors' report and financial statements for the year ended 31 December 2001.

   2 To re-appoint Dr James Henry Cavanaugh as a director.

   3  To re-appoint Dr Barry John Price as a director.

   4  To re-appoint Ronald Nordmann as a director.

   5 To re-appoint Arthur Andersen as Auditors and authorise the directors to fix their remuneration.

   6  To receive the Report of the Remuneration
      Committee.

   7  To authorise the allotment of shares (Section
      80 Companies Act 1985).

   8 To authorise a limited disapplication of pre-emption rights (Section 89 Companies
      Act 1985).

   9  To amend the Employee Stock Purchase Plan.

   10 To authorise market purchases.

   SIGN HERE TO MAKE YOUR VOTE VALID



   Signature(s)                                      Date


   In the case of joint holders, the signature of any one holder is sufficient.

   *If you wish to appoint someone other than the Chairman as your proxy, please delete the words "the Chairman of the Meeting or" and insert the name of your proxy _in the space provided. A proxy must attend the Meeting in person to represent you. A proxy need not be a shareholder.

To be valid this form must be received by the Company's Registrar no later than 48 hours before the Meeting commences.

Shire Pharmaceuticals Group plc
Annual General Meeting 2002


The Annual General Meeting is being held at 11am on Thursday 13 June 2002 at _ WestLB Panmure, Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA.


(MAPS)

Woolgate Exchange_
How to find us


WestLB Panmure, Woolgate Exchange,
25 Basinghall Street, London EC2V 5HA

Telephone +44 (0)20 7020 4000

Nearest stations:
Moorgate: Circle, Northern, Hammersmith
and City, Metropolitan lines; mainline rail
(three minutes' walk)

Bank: Central, Northern, Waterloo and City;
Docklands Light Railway (four minutes' walk)

Liverpool Street: Central, Circle,
Hammersmith and City, Metropolitan lines;
mainline rail (six minutes' walk)

                       Please detach here and bring to AGM



Attendance card

If you are attending the Annual General Meeting please bring this card with you, duly signed, and hand it in at the shareholder registration desk on arrival.







Signature
           ---------------------------------------------------------------------

Capacity attending (please tick appropriate box)

For own shareholding

As proxy*



*A proxy may vote on a poll, but not on a show of hands.


Lloyds TSB Registrars
The Causeway
Worthing
West Sussex
BN99 6ZL
ENGLAND


Notes

1 Please indicate by placing a single mark in the appropriate space how you wish your votes to be cast in respect of each of the resolutions referred to overleaf. If this form is duly signed and returned, but without any specific direction as to how you wish your votes to be cast, your proxy may vote or abstain, at his/her discretion. On any other business (including a motion to adjourn the meeting or to amend any of the resolutions) the proxy may vote at his/her discretion.

2 In the case of joint shareholders, the vote of the first named in the register of members of the Company who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders.

3 This form must be executed by the shareholder(s) or their attorney duly authorised in writing. In the case of a shareholder which is a corporate body, this form must be executed either under its common seal, by the signatures of a director and its secretary or of two directors or under the hand of an officer or attorney duly authorised in writing on its behalf.

4 Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, the time by which a person must be entered on the register _ of members of the Company in order to have the right to attend or vote at the Annual General Meeting is 6pm on 11 June 2002. If the _ Annual General Meeting is adjourned, the time by which a person must be entered on the register of members of the Company in order to have the right to attend or vote at the adjourned meeting is 6pm on the date two days preceding the date fixed for the adjourned meeting. Changes to entries on the register of members of the Company after 6pm on 11 June 2002 will be disregarded in determining the rights of any person to attend or vote at the Meeting.

5 To be valid, this form must be completed, signed and deposited at, or returned by post to, the office of the Company's registrars, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex BN99 6ZL, England, United Kingdom not less than 48 hours before the time appointed for _the Meeting.





Please note that shareholders returning this form of proxy by post from outside the United Kingdom should affix a stamp.